UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Paula M. SeGuin

I, Paula M. SeGuin, hereby authorize Christopher Grinnell and James Bronsdon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula M. SeGuin	Dated as of April 10, 2023
Paula M. SeGuin
Chairman of the Board, Chief
Executive Officer, President,
Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 10, 2023
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Melissa J. T. Hall

I, Melissa J. T. Hall, hereby authorize Christopher Grinnell and James Bronsdon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Melissa J. T. Hall	Dated as of April 10, 2023
Melissa J. T. Hall
Assistant Treasurer, Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 10, 2023
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Terry J. Kryshak

I, Terry J. Kryshak, hereby authorize Christopher Grinnell and James Bronsdon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Terry J. Kryshak	Dated as of April 10, 2023
Terry J. Kryshak
Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 10, 2023
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Richard J. Lauria

I, Richard J. Lauria, hereby authorize Christopher Grinnell and James Bronsdon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard J. Lauria	Dated as of April 10, 2023
Richard J. Lauria
Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 10, 2023
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Laura Hochban

I, Laura Hochban, hereby authorize Christopher Grinnell and James Bronsdon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Laura Hochban	Dated as of April 10, 2023
Laura Hochban
Chief Financial Officer, Treasurer

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 10, 2023
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Dawn Lamnin

I, Dawn Lamnin, hereby authorize Christopher Grinnell and James Bronsdon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Dawn Lamnin	Dated as of April 10, 2023
Dawn Lamnin
Vice President, Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 10, 2023
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Eric Kurzrok

I, Eric Kurzrok, hereby authorize Christopher Grinnell and James Bronsdon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 10, 2023
Eric Kurzrok
Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 10, 2023
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Tamrha ViAnn Mangelsen

I, Tamrha ViAnn Mangelsen, hereby authorize Christopher Grinnell and James Bronsdon, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha ViAnn Mangelsen	Dated as of April 10, 2023
Tamrha ViAnn Mangelsen
Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 10, 2023
Filed on Form S-1
File Numbers:
333-255243
333-255256